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                                                                    EXHIBIT 10.3


                                  iPARTY CORP.
                              AMENDED AND RESTATED
                         1998 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN
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1.   PURPOSE

     The purpose of the iParty Corp. Amended and Restated 1998 Incentive and Nonqualified Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), and directors, of iParty Corp. ("iParty") or Parent (as defined below) (if any) or Subsidiary thereof (as defined below) (collectively, unless the context otherwise requires, the "Corporation"), consultants, and advisors to the Corporation, and other persons or entities providing goods or services to the Corporation to acquire a proprietary interest in the Corporation through the ownership of common stock of the Corporation. As used herein, the term "Parent" or "Subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of iParty as the term is defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if iParty were the employer corporation). Such directors, consultants, advisors, and other persons or entities providing goods or services to the Corporation and entitled to any Option ("Option") to purchase shares of Common Stock (as defined below) hereunder are hereinafter collectively referred to as the "Associates," and the relationship of the Associates to the Corporation is hereinafter referred to as "association with" the Corporation. An employee or Associate to whom an Option has been granted is referred to as a "Grantee." Such ownership will provide such Grantees with a more direct stake in the future welfare of the Corporation and encourage them to remain employed by or associated with the Corporation. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Corporation.

2.   ADMINISTRATION

     (a)  The Plan shall be administered by the Board of Directors
(the "Board"); provided, however, that to the extent permitted by law, the Board may delegate the administration of the Plan to a committee (the "Committee") of no less than two directors. Any reference herein to any decision to be made or action to be taken by the Board shall be deemed to be a reference to the Committee to the extent that the Board has delegated the authority to the Committee to make such decision or take such action.

     (b) As it applies to the administration of the Plan, a majority of the members of the Board shall constitute a quorum, and the action of a majority of the members of the Board present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all the members of the Board without holding a meeting, shall be deemed to be actions of the Board. All actions of the Board and all interpretations and decisions made by the Board with respect to any question arising under the Plan shall be final and conclusive and shall be binding upon the Corporation and all other interested parties. If authority for administration of the Plan has been delegated to a Committee, any decision with respect to

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the Plan must be made by both directors if the Committee comprises only two directors, or a majority of directors if the Committee comprises more than two directors.

     (c) Subject to the terms and conditions of the Plan, the Board shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority to (i) interpret and construe the Plan and to determine the terms of all Options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which grants shall be made, the number of Options to be included in the grants, the number of Options which shall be treated as incentive stock options (in the case of Options granted to employees) as described in section 422 of the Code ("Incentive Stock Options"), the number of Options which do not qualify as Incentive Stock Options ("Nonqualified Options"), and the terms and conditions thereof; (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

3.   ELIGIBILITY AND PARTICIPATION

     (a) Key employees and Associates of the Corporation are eligible to receive Options. Each Option shall be granted, and the number of shares and the vesting schedule of such shares subject thereto shall be determined by the Board.

     (b) Each member of the Board who is not an executive officer of the Corporation shall be granted on the effective date of the beginning of such term as director of iParty, Options for 25,000 shares of iParty's common stock, par value $.001 per share (the "Common Stock"). In addition, each such director who is not an executive officer of the Corporation shall be granted, on an annual basis on the last trading day of each August, commencing August 1998, Options for 25,000 shares of the Common Stock, at an exercise price equal to the aggregate "Fair Market Value" (as defined in Section 8 hereof) of such shares on the date of grant, and such Options shall vest immediately upon grant. The Secretary of iParty shall receive the same compensation as Board members who are not executive officers of the Corporation.

4.   SHARES SUBJECT TO THE PLAN

     (a) Options shall be evidenced by written agreements which shall, among other things (i) designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option, (ii) specify the number of shares covered by the Option; (iii) specify the exercise price, determined in accordance with Section 7 hereof, for the shares subject to the Option; (iv) specify the Option period determined in accordance with Section 6 hereof; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan as the Board may, in its discretion, prescribe.

     (b) The shares of Common Stock to be offered and delivered under the Plan, pursuant to the exercise of an Option may be unissued shares or reacquired shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares to be delivered under the Plan, shall not exceed eleven million (11,000,000) shares. If an Option expires or terminates for any reason during the term of the Plan prior to the

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exercise thereof in full, the shares subject to but not delivered under such
Option shall be available for Options thereafter granted.

5.   INCENTIVE STOCK OPTIONS

     (a) An Option designated by the Board as an "Incentive Stock Option" is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Stock Option shall be granted only to an employee of the Corporation.

     (b) An Option shall be treated as an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares with respect to which all Incentive Stock Options held by a Grantee (under the Plan and all other plans of iParty, any Parent, and any Subsidiary), become exercisable for the first time during any calendar year does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent this limitation is exceeded, an Option shall be treated as a Nonqualified Stock Option regardless of its designation as an Incentive Stock Option. Should any Incentive Stock Option remain exercisable after three months after employment terminates for any reason other than Disability (within the meaning of section 22(e)(3) of the Code) or death, or after one year if employment terminates due to Disability, the Option shall immediately be converted to a Nonqualified Stock Option after the lapse of the relevant time period. In order to obtain the benefits of an Incentive Stock Option under the Code, no sale or other disposition may be made of any shares acquired upon exercise of such Option until the later of one year from the date of transfer of the shares acquired pursuant to the exercise of the Option, or two years from the grant date of the Option. The Corporation shall have no liability in the event it is determined that any Option intended to be an Incentive Stock Option fails to qualify as such, whether such failure is a result of a disqualifying disposition, the terms of the Plan or any agreement evidencing the Incentive Stock Option.

     (c) Should Section 422 of the Code be amended during the term of the Plan, the Board may modify the Plan consistently with such amendment.

6.   TERM OF OPTION PERIOD

     The term during which Options may be exercised under the Plan shall expire not later than the tenth anniversary of the date the Option is granted, as may be determined by the Board; provided, however, that in the case of Incentive Stock Options granted to a person who owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of iParty (a "Ten-Percent Stockholder"), such term shall not exceed 5 years.

7.   EXERCISE PRICE

     The price at which shares of Common Stock may be purchased upon exercise of a particular Option shall be such price as may be fixed by the Board but in no event less than the minimum required in order to comply with any applicable law, rule or regulation and, in the case of Incentive Stock Options, shall not be less than 100 percent, or in the case of Incentive Stock Options granted to a Grantee who is a Ten-Percent Stockholder, shall not be less than one

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hundred and ten percent (110%), of the Fair Market Value of such shares on the date such Option is granted.

8.   METHOD OF EXERCISE

     Options may be exercised, in whole or in part, by giving notice of exercise to iParty (in the form required by iParty), specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option exercise price. The exercise price may be paid (i) with cash, certified check or bank check, and (ii) if established by iParty, through a "same day sale" commitment from Grantee and a broker-dealer selected by iParty that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Grantee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased having a fair market value equal to the total Option exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total Option exercise price directly to iParty. In the discretion of the Committee, the exercise price of the Option may also be paid by one or more of the following methods: (i) surrender of Common Stock (having a fair market value equal to the Option exercise price) held by the Grantee for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or the attestation of ownership of such shares, in either case, if so permitted by iParty, (ii) through additional methods prescribed by the Committee, including, without limitation, loans, installment payments and/or guarantees, all under such terms and conditions as deemed appropriate by the Committee in its discretion, or (iii) by any combination of any of the foregoing methods, and, in all instances, to the extent permitted by applicable law. For purposes of the Plan, "Fair Market Value" per share as of a particular date shall mean, unless otherwise determined by the Board, the last reported sale price (on the day immediately preceding such date) of the Common Stock on the New York Stock Exchange (or any other exchange or national market system upon which price quotations for iParty's Common Stock is regularly available); provided, however, that if the Common Stock is not publicly traded, fair market value shall mean, as of any date, the fair market value on such date as determined in good faith by the Board in its sole discretion. A Grantee's subsequent transfer or disposition of any shares of Common Stock acquired upon exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities law, and the terms and conditions of this Plan.

9.   EXERCISE OF OPTIONS

     (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option period as the Board may provide in the terms of such Option; provided that the election to exercise an Option shall be made in accordance with applicable federal and state laws and regulations.

     (b) No Option may at any time be exercised with respect to a fractional share.

     (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Board to be applicable thereto, until such shares are listed on each securities exchange on which the Common Stock may then be listed, until, in the case of the exercise of an Option, payment in full of the Option price is received by the Corporation in cash or stock as provided in

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Section 8 and until payment in cash of any applicable withholding taxes is received by the Corporation. Unless prior to the exercise of the Option the shares of the Common Stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Corporation to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Corporation unless in the opinion of counsel to the Corporation such representation, agreement, or documentation is not necessary to comply with the Act. No holder of an Option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his name.

10.  ACCELERATION OF VESTING

     (a) An Option shall automatically be vested and immediately exercisable in full upon the occurrence of any of the following events (each, a "Change in Control"):

          (i) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "'34 Act"), other than the Corporation, has become the beneficial owner, within the meaning of Rule 13d-3 under the '34 Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities, unless such ownership by such person has been approved by the Board immediately prior to the acquisition of such securities by such person;

          (ii) The first day on which shares of the Common Stock are purchased pursuant to a tender offer or exchange offer, unless such offer is made by the Corporation or unless such offer has been approved or not opposed by the Board;

          (iii) The stockholders of the Corporation have approved an agreement to merge or consolidate with or into another corporation (and the Corporation is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including a plan of liquidation), unless the Board has resolved that Options shall not automatically vest; or

          (iv) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

     (b)  Other than upon the occurrence of any of the events described in
Section 10(a), the Board shall have the authority at any time or from time to time to accelerate the vesting of any individual Option and to permit any Option not theretofore exercisable to become immediately exercisable.

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11.  TRANSFER OF OPTIONS

Except with the prior written consent of the Corporation, Options granted under the Plan may not be transferred except by will or the laws of descent and distribution, pursuant to a domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Securities Act or the Rules thereunder, and, during the lifetime of the Grantee to whom granted, may be exercised only by such or by such Grantee's guardian or legal representative.

12.  TERMINATION OF EMPLOYMENT BY OR SERVICE FOR THE CORPORATION

     (a) Except as specifically provided in this Section 12, if the Grantee's employment by or the Associate's service for the Corporation shall terminate for any reason before the Option has vested in full, then the unvested portion of the Option shall automatically terminate on the date of termination of employment or service and all rights and interests of the Grantee in and to such unvested portion shall thereupon terminate.

     (b) Unless otherwise provided in an individual Option agreement, after the date on which any portion of an Option vests, if the Grantee's employment by or the Associate's service for the Corporation is terminated for any reason, the Option shall be exercisable for the lesser of (i) three (3) months from the date of such termination of employment or service or (ii) the balance of such Option's term; PROVIDED, HOWEVER, that in the event that the termination is as a result of the death or Disability of the Grantee, the Options held by such Grantee which were otherwise exercisable on the date of his or her termination of employment or service shall expire unless exercised by such Grantee, or, in the case of the death of a Grantee, by his or her heirs, legatees, or personal representatives, within a period of twelve (12) months after the date of termination of employment or service. In no event, however, shall any Option be exercisable after ten (10) years from the date it was granted. Nothing in the Plan or in any Option shall confer upon any Grantee the right to continue in the employ or service of the Corporation or interfere in any way with the right of the Corporation to terminate the employment or service of a Grantee at any time. The Board's determination that a Grantee's employment or service has terminated and the date thereof shall be final and conclusive on all persons affected thereby.

     (c) The Board may, if it determines that to do so would be in the Corporation's best interests, provide in a specific case or cases for the exercise of Options which would otherwise terminate upon termination of employment or service for the Corporation for any reason, upon such terms and conditions as the Board determines to be appropriate.

     (d) In the case of a Grantee on an approved leave of absence, the Board may, if it determines that to do so would be in the best interests of the Corporation, provide in a specific case for continuation of Options during such leave of absence, such continuation to be on such terms and conditions as the Board determines to be appropriate. Leaves of absence for such period and purposes conforming to the personnel policy of the Corporation as may be approved by the Board shall not be deemed terminations or interruptions of employment.

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13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (a) If the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, or exchange of shares or the like, or dividends payable in shares of the Common Stock, an appropriate adjustment shall be made by the Board in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding Options. If the Corporation shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, the holder of an Option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such Option and had been, immediately prior to such event, the holder of the number of shares covered by such Option. All adjustments made pursuant to this Section to the terms or conditions of an Incentive Stock Option shall be subject to the requirements of section 424 of the Code.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

14.  TERMINATION, MODIFICATION, AND AMENDMENT

     (a) The Plan may from time to time be terminated, modified, or amended by the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan, or pursuant to any other procedure allowed under applicable state law.

     (b) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable including, without limitation, modifications to reflect changes in applicable law; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any Incentive Stock Option issued pursuant to the Plan as an Incentive Stock Option as defined in section 422 of the Code or (ii) without approval by the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or pursuant to any other procedure allowed under applicable state law, increase (except as provided by Section 14) the maximum number of shares as to which Options may be granted under the Plan.

     (c) No termination, modification, or amendment of the Plan or any outstanding Option may, without the consent of the Grantee, adversely affect the rights conferred by such Option.

15.  WITHHOLDING OF TAXES

     (a) Upon the occurrence of a Taxable Event (as defined herein), a Grantee shall pay an amount equal to the applicable Withholding Taxes (as defined herein) prior to the Grantee's

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receipt of any Shares or the payment of any cash due the Grantee as the result of the exercise of any portion of an Option. The Company shall have the right to deduct from any payment of cash to a Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Grantee may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then due to him or her for payment of Withholding Taxes, but not in excess of the Grantee's required withholding obligation. For purposes of the Plan, "Taxable Event" means any event in connection with the receipt of shares of Common Stock or cash hereunder with respect to which a Grantee recognizes taxable income. For purposes of the Plan, "Withholding Taxes" means the Corporation's minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to a Taxable Event).

     (b) If (i) the purchase of shares of Common Stock pursuant to the exercise of an Incentive Stock Option or (ii) a Grantee's disposition (within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder) of any such shares within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such shares to the Grantee pursuant to such exercise, becomes a Taxable Event that requires the Company to collect Withholding Taxes, the Grantee shall cooperate with the Company in the procedures it may establish to track any such dispositions and to make appropriate arrangements with the Company for any taxes which the Company is obligated to collect.

16.  EFFECTIVE DATE

The Plan originally became effective on July 14, 1998 and was subsequently amended to increase the number of shares that may be issued under the Plan.
Section 8 was amended on March 5, 2002, and the Plan as amended and restated became effective upon adoption by the Board on March 5, 2002.

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